                                                                     Exhibit 4.1


                       KULICKE AND SOFFA INDUSTRIES, INC.


                              ---------------------

                                     SENIOR

                                    INDENTURE

                       Dated as of ________________, 2002

           Providing for Issuance of Senior Debt Securities in Series

                              ---------------------









                              ---------------------


                        LaSalle Bank National Association

                                   as Trustee

                              ---------------------


--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

Article 1.        DEFINITIONS AND INCORPORATION BY REFERENCE .........................  1
    Section 1.01.     Definitions ....................................................  1
    Section 1.02.     Other Definitions ..............................................  4
    Section 1.03.     Incorporation by Reference of Trust Indenture Act ..............  4
    Section 1.04.     Rules of Construction ..........................................  5
    Section 1.05.     Acts of Holders ................................................  5
Article 2.        THE SECURITIES .....................................................  6
    Section 2.01.     Form and Dating ................................................  6
    Section 2.02.     Amount Unlimited; Issuable in Series ...........................  7
    Section 2.03.     Denominations .................................................. 10
    Section 2.04.     Execution and Authentication ................................... 10
    Section 2.05.     Registrar and Paying Agent; Appointment of Depositary .......... 11
    Section 2.06.     Paying Agent to Hold Money in Trust ............................ 11
    Section 2.07.     Holder Lists ................................................... 12
    Section 2.08.     Transfer and Exchange .......................................... 12
    Section 2.09.     Replacement Securities ......................................... 15
    Section 2.10.     Outstanding Securities ......................................... 16
    Section 2.11.     Treasury Securities ............................................ 16
    Section 2.12.     Temporary Securities ........................................... 16
    Section 2.13.     Cancellation ................................................... 16
    Section 2.14.     Defaulted Interest ............................................. 17
Article 3.        REDEMPTION AND PREPAYMENT .......................................... 17
    Section 3.01.     Applicability of Article ....................................... 17
    Section 3.02.     Selection of Securities to Be Redeemed ......................... 17
    Section 3.03.     Notice of Redemption ........................................... 18
    Section 3.04.     Effect of Notice of Redemption ................................. 19
    Section 3.05.     Deposit of Redemption or Purchase Price ........................ 19
    Section 3.06.     Securities Redeemed or Purchased in Part ....................... 19
    Section 3.07.     Mandatory Redemption; Sinking Fund ............................. 19
Article 4.        COVENANTS .......................................................... 21
    Section 4.01.     Payment of Securities .......................................... 21
    Section 4.02.     Maintenance of Office or Agency ................................ 21
    Section 4.03.     Reports ........................................................ 22
    Section 4.04.     Compliance Certificate ......................................... 22
    Section 4.05.     Continued Existence ............................................ 23
    Section 4.06.     Stay, Extension and Usury Laws ................................. 23
Article 5.        SUCCESSORS ......................................................... 23
    Section 5.01.     Merger, Consolidation, or Sale of Assets ....................... 23
    Section 5.02.     Successor Person Substituted ................................... 24
Article 6.        DEFAULTS AND REMEDIES .............................................. 24
    Section 6.01.     Events of Default .............................................. 24
    Section 6.02.     Acceleration ................................................... 25
    Section 6.03.     Other Remedies ................................................. 26
    Section 6.04.     Waiver of Past Defaults; Rescission of Acceleration ............ 26




    Section 6.05.     Control by Majority ............................................................ 26
    Section 6.06.     Limitation on Suits ............................................................ 27
    Section 6.07.     Rights of Holders of Securities to Receive Payment ............................. 27
    Section 6.08.     Collection Suit by Trustee ..................................................... 27
    Section 6.09.     Trustee May File Proofs of Claim ............................................... 27
    Section 6.10.     Priorities ..................................................................... 28
    Section 6.11.     Undertaking for Costs .......................................................... 28
Article 7.        TRUSTEE ............................................................................ 29
    Section 7.01.     Duties of Trustee .............................................................. 29
    Section 7.02.     Rights of Trustee .............................................................. 30
    Section 7.03.     Individual Rights of Trustee ................................................... 30
    Section 7.04.     Trustee's Disclaimer ........................................................... 31
    Section 7.05.     Notice of Defaults ............................................................. 31
    Section 7.06.     Reports by Trustee to Holders of the Securities ................................ 31
    Section 7.07.     Compensation and Indemnity ..................................................... 31
    Section 7.08.     Replacement of Trustee ......................................................... 32
    Section 7.09.     Successor Trustee by Merger, etc. .............................................. 33
    Section 7.10.     Eligibility; Disqualification .................................................. 33
    Section 7.11.     Preferential Collection of Claims Against Company .............................. 34
Article 8.        LEGAL DEFEASANCE AND COVENANT DEFEASANCE ........................................... 34
    Section 8.01.     Option to Effect Legal Defeasance or Covenant Defeasance ....................... 34
    Section 8.02.     Legal Defeasance and Discharge ................................................. 35
    Section 8.03.     Covenant Defeasance ............................................................ 36
    Section 8.04.     Conditions to Legal or Covenant Defeasance ..................................... 36
    Section 8.05.     Deposited Money and U.S. Government Obligations to be Held in Trust; Other
                      Miscellaneous Provisions ....................................................... 37
    Section 8.06.     Repayment to Company ........................................................... 38
    Section 8.07.     Reinstatement .................................................................. 38
Article 9.        AMENDMENT, SUPPLEMENT AND WAIVER ................................................... 39
    Section 9.01.     Without Consent of Holders of Securities ....................................... 39
    Section 9.02.     With Consent of Holders of Securities .......................................... 40
    Section 9.03.     Compliance with Trust Indenture Act ............................................ 41
    Section 9.04.     Revocation and Effect of Consents .............................................. 41
    Section 9.05.     Notation on or Exchange of Securities .......................................... 42
    Section 9.06.     Trustee to Sign Amendments, etc. ............................................... 42
Article 10.       MEETINGS OF HOLDERS ................................................................ 42
    Section 10.01.    Purposes for Which Meeting  May Be Called. ..................................... 42
    Section 10.02.    Call, Notice and Place of Meetings. ............................................ 42
    Section 10.03.    Persons Entitled to Vote at Meetings. .......................................... 43
    Section 10.04.    Quorum; Action. ................................................................ 43
    Section 10.05.    Determination of Voting  Rights; Conduct and Adjournment of Meetings. .......... 44
    Section 10.06.    Counting Votes and Recording Action of Meetings. ............................... 44
    Section 10.07.    Article Subject to Other Provisions ............................................ 45
Article 11.       MISCELLANEOUS ...................................................................... 45
    Section 11.01.    Trust Indenture Act Controls ................................................... 45
    Section 11.02.    Notices ........................................................................ 45


    Section 11.03.    Communication by Holders of Securities with Other Holders of Securities ........ 46
    Section 11.04.    Certificate and Opinion as to Conditions Precedent ............................. 46
    Section 11.05.    Statements Required in Certificate or Opinion .................................. 46
    Section 11.06.    Rules by Trustee and Agents .................................................... 47
    Section 11.07.    No Personal Liability of Directors, Officers, Employees and Stockholders ....... 47
    Section 11.08.    Governing Law .................................................................. 47
    Section 11.09.    No Adverse Interpretation of Other Agreements .................................. 47
    Section 11.10.    Successors ..................................................................... 47
    Section 11.11.    Severability ................................................................... 47
    Section 11.12.    Counterpart Originals .......................................................... 48
    Section 11.13.    Table of Contents, Headings, etc. .............................................. 48



Reconciliation and Tie Between the Trust Indenture Act of 1939 and Indenture dated as of February __, 2002, between Kulicke and Soffa Industries, Inc. and LaSalle Bank National Association, as Trustee


Act Section                            Indenture Section
-----------                            -----------------

310(a)(1)                              7.10
310(a)(2)                              7.10
310(a)(3)                              N/A
310(a)(4)                              N/A
310(a)(5)                              7.10
310(b)                                 7.03, 7.08, 7.10
310(c)                                 N/A
311(a)                                 7.11
311(b)                                 7.11
311(c)                                 N/A
312(a)                                 2.07
312(b)                                 11.03
312(c)                                 11.03
313(a)                                 7.06
313(b)                                 7.06
313(c)                                 7.06, 11.02
313(d)                                 7.06
314(a)                                 4.03
314(b)                                 N/A
314(c)                                 4.04, 11.05
314(d)                                 N/A
314(e)                                 11.05
314(f)                                 N/A
315(a)                                 7.01
315(b)                                 7.05
315(c)                                 7.01
315(d)                                 7.01
315(e)                                 6.11
316(a)(1)                              6.04, 6.05
316(a)(2)                              N/A
316(a) last sentence                   2.11
316(b)                                 6.07
317(a)                                 6.08, 6.09
317(b)                                 2.06
318(a)                                 11.01
318(c)                                 11.01






* Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

                  INDENTURE dated as of __________________ between Kulicke and Soffa Industries, Inc., a Pennsylvania corporation, and LaSalle Bank National Association, as Trustee.

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured debentures, notes, bonds or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

Article 1.
                          DEFINITIONS AND INCORPORATION

                                  BY REFERENCE

SECTION 1.01.     DEFINITIONS.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "Agent" means any Registrar or Paying Agent.


                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Board" or "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

                  "Board Resolution" means a resolution of the Board of Directors.

                  "Business Day" means any day other than a Legal Holiday.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means Kulicke and Soffa Industries, Inc., a Pennsylvania corporation, and any and all successors thereto.

                  "Corporate Trust Office of the Trustee" shall be the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Company.

                  "Custodian" means the Trustee, as custodian with respect to Securities in global form, or any successor entity thereto.


                  "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                  "Depositary" means, with respect to any series of Securities issuable or issued in whole or in part in global form, the Person specified in
Section 2.05 hereof as the Depositary with respect to the Global Securities of that series, and any and all successors thereto registered and in good standing as a clearing agency under the Exchange Act, appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Global Securities" means, individually and collectively, the Securities issued in global form issued in accordance with Sections 2.01 and
2.08 hereof.

                  "Holder" means a Person in whose name a Security is registered.

                  "Indenture" means this Indenture, as amended and restated hereby or as amended, waived or supplemented from time to time and shall include and incorporate by reference the forms and terms of particular series of Securities established as contemplated hereunder.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

                  "Interest Payment Date" when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary, any Vice President or any Assistant Vice President of such Person.

                  "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 11.05 hereof.

                  "Opinion of Counsel" means an opinion from legal counsel that meets the requirements of Section 11.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

                  "Participant" means, with respect to the Depositary, a Person who has an account with the Depositary.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

                  "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Administration department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" has the meaning assigned to it in the preamble to this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

                  "Stated Maturity" means, with respect to any interest or principal on any series of Securities, the date on which such payment of interest or principal is scheduled to be paid thereon by its terms as in effect from time to time, and does not include any contingent obligation to repay, redeem or repurchase any such interest or principal prior to the date scheduled for the payment thereof.

                  "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries (of such Person or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such a Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof.)

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb as amended) as in effect on the date on which this Indenture is qualified under the TIA.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 1.02.     OTHER DEFINITIONS

                                                   Defined in
Term                                               Section

"Act" ...........................................  1.05
"Authentication Order" ..........................  2.04
"Covenant Defeasance" ...........................  8.03
"custodian" .....................................  6.01
"Event of Default" ..............................  6.01
"Legal Defeasance" ..............................  8.02
"mandatory sinking fund payment" ................  3.07
"Notice of Default" .............................  6.01
"optional sinking fund payment" .................  3.07
"outstanding" ...................................  8.02
"Paying Agent" ..................................  2.05
"Registrar" .....................................  2.05
"sinking fund payment date" .....................  3.07

SECTION 1.03.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.


                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "indenture security holder" means a Holder of a Security;


                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee;


                  "obligor" on the Securities means the Company and any successor obligor upon the Securities.


                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

SECTION 1.04.     RULES OF CONSTRUCTION.

                  For the purposes of this Indenture, unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;


                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles;


                  (3)      "or" is not exclusive;


                  (4) words in the singular include the plural, and in the plural include the singular;


                  (5) provisions apply to successive events and transactions; and


                  (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

SECTION 1.05.     ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders, in person or by an agent duly appointed in writing or may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of
Article 10, or a combination of such instruments or record and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section and
Section 10.06. The record of any meeting of Holders shall be proved in the manner provided in Section 10.06.

     (b) Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

     (c) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (d) The ownership of Securities shall be proved by the Register.

Article 2.
                                 THE SECURITIES

SECTION 2.01.     FORM AND DATING.

     (a) General. The Securities of each series shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities of any series are issued as permitted by Section 2.12, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities shall be delivered to the Trustee at or prior to the delivery of the Authentication Order contemplated by Section 2.04 for the authentication and delivery of such Securities. The Trustee's certificate of authentication shall be in substantially the following form:

                           This is one of the Securities of the series described
in the within-mentioned Indenture.


                                   --------------------------------------,
                                   as Trustee

                                  By:
                                     ----------------------------------------
                                     Authorized Signatory

(b) Global Securities. If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or upon the written order of the Company signed by an Officer to be delivered to the Trustee pursuant to Section 2.04 or 2.12. Subject to the provisions of Section 2.04,
Section 2.12, if applicable, and Section 2.08, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable written order of the Company signed by an Officer. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing.

         The provisions of the last paragraph of Section 2.04 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with a written instructions with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 2.04.

         Notwithstanding the provisions of this Section 2.01, unless otherwise specified as contemplated by Section 2.02, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Holder thereof.

SECTION 2.02.     AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

     (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

     (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.12, 3.06 or 9.05 or any Securities that, pursuant to Section 2.04, are deemed never to have been authenticated and delivered hereunder);

     (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method or methods of determination thereof;

     (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend an Interest Payment Date, the record date, if any, for the interest payable on any Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

     (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and notices to Holders pursuant to Section 11.02 will be published;

     (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 3.03, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

     (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

     (9) if other than U.S. dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable;

     (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto;

     (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined and any special voting or defeasance provisions in connection therewith;

     (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 6.02 or the method by which such portion shall be determined;

     (13) the Person to whom any interest on any Security of the series shall be payable;

     (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

     (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in
Article 4 pertaining to the Securities of the series;

     (16) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person (including any definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

     (17) the forms of the Securities of the series;

     (18) the applicability, if any, to the Securities of the series of Sections
8.02 and 8.03, or such other means of defeasance or covenant defeasance as may be specified for the Securities of such series;

     (19) if other than the Trustee, the identity of the Registrar and any Paying Agent;

     (20) if the Securities of the series shall be issued in whole or in part in global form, (A) the Depositary for such Global Securities, (B) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series, to be registered in the names of or to be held by such beneficial owners or their nominees and to be of like tenor of any authorized form and denomination, and
(C) if other than as provided in Section 2.08, the circumstances under which any such exchange may occur;

     (21) the designation of the Depositary;

     (22) any restrictions on the registration, transfer or exchange of the Securities;


     (23) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

     (24) the terms and conditions of any right to convert or exchange Securities of the series into or for other securities or property of the Company;

     (25) whether the Securities are secured or unsecured, and if secured, the security and related terms in connection therewith; and

     (26) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

     (c) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and set forth, or determined in the manner provided, in the related Officers' Certificate or
(iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

SECTION 2.03.     DENOMINATIONS.

                  Unless otherwise provided as contemplated by Section 2.02, Securities of a series denominated in Dollars shall be issuable in denominations of U.S. $1,000 and any integral multiple thereof. Securities denominated in a foreign currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

SECTION 2.04.     EXECUTION AND AUTHENTICATION.


                  An Officer shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time a Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), together with an Officers' Certificate and an Opinion of Counsel, authenticate Securities for original issue in the aggregate principal amount stated in the Authentication Order.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.13 together with a written statement stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 2.05.     REGISTRAR AND PAYING AGENT; APPOINTMENT OF DEPOSITARY.


                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall promptly notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                  The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Securities.

                  The Company initially appoints the Trustee to act as the Registrar and Paying Agent with respect to the Securities and to act as Custodian with respect to the Global Securities.

SECTION 2.06.     PAYING AGENT TO HOLD MONEY IN TRUST.


                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or interest on the Securities or other payments in respect of the Securities or otherwise held by it as Paying Agent, and will notify the Trustee of any default by the Company in making any such payment when due. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

SECTION 2.07.     HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss.312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities, and the Company shall otherwise comply with TIA ss.312(a).

SECTION 2.08.     TRANSFER AND EXCHANGE.

     (a) Upon surrender for registration of transfer of any certificated Security of any series at the office or agency maintained pursuant to Section
4.02 in a place of payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new certificated Securities of the same series, of any authorized denominations and of a same aggregate principal amount and like tenor and containing identical terms and provisions.

     (b) At the option of the Holder, Securities of any series (except a Security in global form) may be exchanged for other Securities of the same series, of any authorized denominations, of a same aggregate principal amount and like tenor and containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     (c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     (d) If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be registered and in good standing as a clearing agency under the Exchange Act, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's designation of the Depositary pursuant to Section 2.02(b)(21) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of an Authentication Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

     (e) The Company may at any time in its sole discretion determine that all (but not less than all) Securities of a series issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of an Authentication Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

     (f) If specified by the Company pursuant to Section 2.02 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

               (i) to each Person specified by such depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form;

                           and

               (ii) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

     (g) Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be canceled by the Trustee. Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or Indirect Participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     (h) Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     (i) All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     (j) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     (k) No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 2.12 or 3.06 not involving any transfer.

     (l) The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (m) The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

     (n) The following legend shall appear on the face of all Global Securities unless specifically stated otherwise in the applicable provision of this
Indenture:

         "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE INDENTURE, (I) IS NOT TRANSFERABLE EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR SUCCESSOR NOMINEE, AND (II) MAY NOT BE EXCHANGED OR CANCELLED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

     (o) At such time as all beneficial interests in a particular Global Security have been exchanged for definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with
Section 2.13 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     (p) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

SECTION 2.09.     REPLACEMENT SECURITIES.

                  If any mutilated Security is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.10.     OUTSTANDING SECURITIES.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.11 hereof,
a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.09 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a "protected purchaser" (within the meaning of Article 8 of the Uniform Commercial Code) or a Person with comparable status under other applicable law.

                  If the principal amount of any Security is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Securities payable on that date, then on and after that date such Securities shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.11.     TREASURY SECURITIES.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be so disregarded.

SECTION 2.12.     TEMPORARY SECURITIES.

                  Until certificates representing Securities are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of certificated Securities but may have variations that the Company considers appropriate for temporary Securities and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                  Holders of temporary Securities shall be entitled to all of the benefits of this Indenture.

SECTION 2.13.     CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Securities shall be delivered to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14.  DEFAULTED INTEREST.

          If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Securities. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid. Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                                   ARTICLE 3.
                            REDEMPTION AND PREPAYMENT

SECTION 3.01.  APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.02 for Securities of such series.

SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED.

          If less than all of the Securities of any series are to be redeemed at any time, the Trustee shall select the Securities of such series to be redeemed among the Holders of the Securities of such series in compliance with the requirements of the principal national securities exchange, if any, on which the Securities of such series are listed or, if the Securities of such series are not so listed, to be redeemed among the Holders of Securities of such series on a pro rata basis, by lot or by such method as the Trustee deems fair and appropriate; provided that no Securities of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Securities of such series to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Securities of the series not previously called for redemption.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a series of a Holder are to be redeemed, the entire outstanding amount of Securities of such series held by such Holder, even if not a multiple of $1,000, shall be redeemed. A new Security of the same series in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption shall become due on the redemption date. On and after the redemption date, interest will cease to accrue on the Securities or portions of them called for redemption. Except as provided in this Section 3.02, provisions of this Indenture that apply to Securities called for redemption shall also apply to portions of Securities called for redemption.

SECTION 3.03.  NOTICE OF REDEMPTION.

          At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

          The notice shall identify the Securities to be redeemed, including the series thereof, and shall state:

     (a) the redemption date;

     (b) the redemption price;

     (c) the name and address of the Paying Agent;

     (d) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

     (e) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption will cease to accrue on and after the redemption date;

     (f) that any Security being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original;

     (g) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

     (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company shall have delivered to the Trustee, at least 30 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed in accordance with Section 3.03 hereof, Securities called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.  DEPOSIT OF REDEMPTION OR PURCHASE PRICE.

          One Business Day prior to 10:00 a.m., Eastern Time, on any redemption date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the redemption or purchase price of and accrued interest, if any, on all Securities to be redeemed or purchased on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption or purchase price of, and accrued interest on, all Securities to be redeemed or purchased.

SECTION 3.06.  SECURITIES REDEEMED OR PURCHASED IN PART.

          Upon surrender of a Security that is redeemed or purchased in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security of the same series equal in principal amount to the unredeemed or unpurchased portion of the Security surrendered.

SECTION 3.07.  MANDATORY REDEMPTION; SINKING FUND.

          The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities, unless otherwise specified in the terms of a particular series of Securities. If a mandatory or optional sinking fund is specified in the terms of a particular series of Securities, the following provisions will apply thereto (unless otherwise specified):

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." The last date on which any such payment may be made is herein referred to as a "sinking fund payment date."

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased by the Company and (b) may apply as a credit Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Securities have not been previously so credited. Each such Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 30 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by any Officer specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Securities and (b) any Securities to be so delivered. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Securities.

          At its option the Company may pay into the sinking fund for the retirement of Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 30 days prior to the next succeeding sinking fund payment date for such series of Securities a certificate signed by any Officer stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

          If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series, it shall be applied by the Trustee or one or more Paying Agents on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to exhaust said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Securities of such series to be given in substantially the manner and with the effect provided in Sections 3.02 and 3.03 for the redemption of Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any Paying Agent to the redemption of Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or the Paying Agent and, together with such payment, shall be applied in accordance with the provisions of this Section 3.07. Any and all sinking fund moneys held by the Trustee or any Paying Agent on the maturity date of the Securities of any particular series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee or such Paying Agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity. On or before each sinking fund payment date, the Company shall pay to the Trustee or to one or more Paying Agents in cash a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date pursuant to this Section. Neither the Trustee nor any Paying Agent shall redeem any Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article 3. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Securities; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 3.07.

                                   ARTICLE 4.
                                    COVENANTS

SECTION 4.01.  PAYMENT OF SECURITIES.

          The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m., Eastern Time, on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-Registrar) where Securities may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee's principal agency in the City of New York, which currently is located at LaSalle Bank National Association c/o The Bank of New York, 15 Broad Street, 16/th/ Floor, New York, NY 10286.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03.  REPORTS.

     (a) Whether or not the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company covenants and agrees to file with the Trustee, and to provide by mail to each Holder, within 15 days after the Company is or would be required to file the same with the SEC, copies of the annual reports, quarterly reports and the information, documents and other reports which the Company is or would be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

     (b) The Company covenants and agrees to file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to furnish to the Trustee within 120 days of the end of each fiscal year, the compliance certificate required by
Section 314(a)(4) of the Trust Indenture Act.

     (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04.  COMPLIANCE CERTIFICATE.

     (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default, Event of Default or other instance of non-compliance with any of the terms of this Indenture shall have occurred, describing all such Defaults, Events of Default or instances of non-compliance of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest on the Securities is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

     (b) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer of the Company becoming aware of any Default or Event of

Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

     (c) The Company shall file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations.

SECTION 4.05.  CONTINUED EXISTENCE.

          Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Significant Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Significant Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and any of its Significant Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Significant Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Significant Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Securities.

SECTION 4.06.  STAY, EXTENSION AND USURY LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01.  MERGER, CONSOLIDATION, OR SALE OF ASSETS.

          The Company may consolidate or merge with or into, convert itself into, or sell, assign, transfer, lease, convey or otherwise dispose of (including any such disposition that might be deemed to occur as a result of the conversion of the Company into another form of organization) all or substantially all of its properties or assets in one or more related transactions, to another Person (other than an individual, a government or an agency or political subdivision of a government), but only if (a) either (i) the Company is the surviving corporation or (ii) the Person formed by or surviving any such consolidation, merger or conversion (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia; (b) the Person formed by or surviving any such consolidation, merger or conversion (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; and (c) immediately after such transaction no Default or Event of Default exists. If the Company requests the Trustee to enter into any supplemental indenture, or to take any other action, as a result of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the Company will also furnish to the Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that the conditions precedent set forth in this Section 5.01 have been complied with.

SECTION 5.02.     SUCCESSOR PERSON SUBSTITUTED.

              Upon any consolidation, merger or conversion, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor Person formed by such consolidation or into or with which the Company is merged or converted or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, conversion, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Securities except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

SECTION 6.01.     EVENTS OF DEFAULT.

     An "Event of Default," with respect to Securities of any series shall have occurred if:

     (a) the Company defaults in the payment when due of interest on, with respect to, any Security of that series and such default continues for a period of 30 days;

     (b) the Company defaults in the payment when due of principal of or premium, if any, on, or sinking fund payment with respect to, any Security of that series when the same becomes due and payable at maturity, upon redemption or otherwise;

     (c) the Company fails to observe or perform any other covenant, representation, warranty or other agreement in this Indenture, with respect to any Security of that series for 60 days after notice to comply;

     (d) the Company, pursuant to or within the meaning of any Bankruptcy Law:

          (i)      commences a voluntary case,

          (ii) consents to the entry of an order for relief against it in an involuntary case,

          (iii) consents to the appointment of a custodian of it or for all or substantially all of its property,

          (iv) makes a general assignment for the benefit of its creditors, or

          (v)      generally is not paying its debts as they become due;

     (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (i)      is for relief against the Company in an involuntary case;

          (ii) appoints a custodian of the Company for all or substantially all of the property of the Company; or

          (iii)    orders the liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 consecutive days;
or

     (f) any other event provided with respect to Securities of that series in the terms thereof as contemplated by Section 2.02 hereof shall occur.

                  The term "custodian" as used in this Article 6 means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  A Default under clause (c) with respect to the Securities of any series is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of all series affected by the Default (treating all such series as a single class) notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02.     ACCELERATION.

              If any Event of Default with respect to one or more series of Securities (other than an Event of Default specified in clause (d) or (e) of Section 6.01 hereof) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of all series with respect to which an Event of Default shall have occurred and be continuing (treating all such series as a single class) may declare all the Securities of all such series to be due and payable immediately. Upon any such declaration, the principal of, premium, if any, and accrued and unpaid interest with respect to the Securities of all such series shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (d) or
(e) of Section 6.01 hereof occurs with respect to the Company, all outstanding Securities of all series shall be due and payable immediately without further action or notice.

SECTION 6.03.     OTHER REMEDIES.

               If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

               The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS; RESCISSION OF ACCELERATION.

               Holders of a majority in aggregate principal amount of the then outstanding Securities of all series affected (treating all such series as a single class) may, by notice to the Trustee, on behalf of the Holders of all of the Securities of all such series, waive an existing Default or Event of Default and its consequences hereunder (including in connection with an offer to purchase or exchange), except a continuing Default or Event of Default in the payment of the principal of, premium, if any, interest on, or any sinking fund payment with respect to, the Securities of such series, and except a continuing Default or Event of Default under any provision of this Indenture that, under
Section 9.02, cannot be modified or waived without the consent of a greater number of Holders or of each Holder affected. Upon any such waiver, such Default or Event of Default shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. The Holders of a majority in aggregate principal amount of the then outstanding Securities of all series affected (treating all such series as a single class) may also rescind an acceleration and its consequences with respect to such series, including any related payment default that resulted from such acceleration, but not including any other payment default.

SECTION 6.05.     CONTROL BY MAJORITY.

               Holders of a majority in principal amount of the then outstanding Securities of all series with respect to which an Event of Default shall have occurred and be continuing (treating all such series as a single class) may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it; provided that

               (i) such direction shall not be in conflict with any rule or with this Indenture;

               (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

               (iii) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein.

SECTION 6.06.     LIMITATION ON SUITS.

              A Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

     (a) the Holder of a Security of any or all series affected gives to the Trustee written notice of a continuing Event of Default;

     (b) the Holders of at least 25% in principal amount of the then outstanding Securities of all affected series (treating all such series as a single class) make a written request to the Trustee to pursue the remedy;

     (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

     (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Securities of all such series (treating all such series as a single class) do not give the Trustee a direction inconsistent with the request.

              A Holder of a Security may not use this Indenture to prejudice the rights of another Holder of a Security or to obtain a preference or priority over another Holder of a Security.

SECTION 6.07.     RIGHTS OF HOLDERS OF SECURITIES TO RECEIVE PAYMENT.


              Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of principal, premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

              If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing with respect to any series of Securities, the Trustee is authorized to recover judgment in its own name and as Trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on such Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

              The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Securities of any series allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.     PRIORITIES.

              If the Trustee collects any money or other property pursuant to this Article, it shall pay out the money or other property in the following order:
              First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

              Second: to Holders of Securities for amounts due and unpaid on the Securities for principal, premium, if any, interest and any other amounts, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, interest and other amounts, respectively; and

              Third: to the Company or to such party as a court of competent jurisdiction shall direct.

              The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

              In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Security pursuant to
Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                   ARTICLE 7.
                                     TRUSTEE

SECTION 7.01.     DUTIES OF TRUSTEE.

        (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture or an indenture supplemental hereto, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

        (b) Except during the continuance of an Event of Default:

             (i)    the duties of the Trustee shall be determined solely by the express provisions of this Indenture or an indenture supplemental hereto, and the Trustee need perform only those duties that are specifically set forth in this Indenture or an indenture supplemental hereto and no others, and no implied covenants or obligations shall be read into this Indenture or an indenture supplemental hereto against the Trustee; and

             (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) this paragraph does not limit the effect of paragraph (b) of this Section;

             (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proven that the Trustee was negligent in ascertaining the pertinent facts; and

             (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.     RIGHTS OF TRUSTEE.

     (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

              The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (within the meaning of TIA ss. 310(b)) it must eliminate such conflicting interest within 90 days after Default, apply to the SEC for permission to continue as trustee, or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

              The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.     NOTICE OF DEFAULTS.

              If a Default or Event of Default occurs and is continuing and if a Responsible Officer of the Trustee has actual knowledge of such Default or Event of Default, the Trustee shall mail to Holders of Securities a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or interest on, any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS OF THE SECURITIES.

              On or before July 31 of each year, beginning with the July 31 following the date on which Securities are first issued under this Indenture, and for so long as Securities remain outstanding, the Trustee shall mail to the Holders of the Securities a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c). A copy of each report at the time of its mailing to the Holders of Securities shall be mailed to the Company and filed with the SEC and each stock exchange on which the Securities are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.07.     COMPENSATION AND INDEMNITY.

              The Company shall pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as the Company and Trustee have separately agreed. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

              The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim

(whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or willful misconduct. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim, and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, and interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08.  REPLACEMENT OF TRUSTEE.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

          The Trustee may resign with respect to one or more or all series of Securities at any time and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to such series by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

     (a) the Trustee ceases to be eligible in accordance with Section 7.10 hereof;

     (b) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (c) a custodian or public officer takes charge of the Trustee or its property; or

     (d) the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities of a series may appoint a successor Trustee to replace the successor Trustee appointed by the Company with respect to that series of Securities.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee, after written request by any Holder of a Security who has been a Holder of a Security for at least six months, ceases to be eligible in accordance with Section 7.10, such Holder of a Security may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Securities. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

          If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

          There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust powers, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S) 310(a)(1), (2) and (5). The Trustee is subject to TIA
(S) 310(b).

SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.


          The Trustee is subject to TIA (S) 311(a), excluding any creditor relationship described in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.  OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

     (a) The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof, with such modifications thereto as may be specified in the Board Resolution or supplemental indenture establishing a particular series of Securities, be applied to all outstanding Securities of one or more series upon compliance with the conditions set forth below in this
Article 8.

     (b) As an alternative to having Section 8.02 or 8.03 be applied to all outstanding Securities of one or more series, the Company may terminate its obligations under the Securities of one or more series and its obligations under this Indenture in respect of such series of Securities (except those obligations referred to in the penultimate paragraph of this Section 8.01(b), and any obligation of the Company to convert or exchange Securities of such series as expressly provided for in the Board Resolution or indenture supplemental hereto establishing such Series) (1) if (i) all Securities of such series theretofore authenticated and delivered (except lost, stolen or destroyed Securities that have been replaced or paid and Securities for whose payment cash in United States dollars has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 8.06) have been delivered to the Trustee for cancellation; (ii) the Company has paid all sums payable by it hereunder or under the applicable Board Resolution or indenture supplemental hereto in respect of such series of Securities; and (iii) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge of this Indenture have been complied with; or (2) if (i) either (A) in the case of a series of Securities redeemable prior to its stated maturity, the Company shall, pursuant to Article 3, have given notice to the Trustee and mailed a notice of redemption to each Holder of Securities of such series of the redemption of all of such Securities under arrangements satisfactory to the Trustee for the giving of such notice or (B) all Securities of such series have otherwise become due and payable hereunder or will become due and payable within one year; (ii) the Company shall have irrevocably deposited or caused to be deposited with the Trustee (or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee), as trust funds in trust solely for the benefit of the Holders of Securities of such series for that purpose, cash in United States dollars in such amount as is sufficient without consideration of reinvestment of interest or other earnings on such cash, to pay the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest on the outstanding Securities of such series to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or redemption date, as the case may be; (iii) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is bound; (iv) the Company shall have paid all other sums payable by it hereunder in respect of Securities of such series; and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.07, 2.08, 2.09, 2.10, 4.01, including any provision of the applicable Board Resolution or indenture supplemental hereto relating to the payment of principal, premium or interest, 4.02, 7.07, 8.06 and 8.07 shall survive with respect to the Securities of the applicable series until they are no longer outstanding pursuant to the last paragraph of Section 2.10. After the Securities of the applicable series are no longer outstanding, the Issuer's obligations in Sections 7.07, 8.06 and 8.07 shall survive in respect of Securities of the applicable series.

          After such delivery or irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of the applicable series and the Company's obligations under this Indenture with respect to the Securities of such series, except for those surviving obligations specified above.

SECTION 8.02.  LEGAL DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02 relating to one or more series of Securities, the Company shall, upon the satisfaction of the conditions set forth in Section
8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities of the applicable series, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all of its other obligations under the Securities of the applicable series and under the provisions of this Indenture applicable to such series (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities of the applicable series to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and the Company's obligations in connection therewith and (d) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03.  COVENANT DEFEASANCE.

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 relating to one or more series of Securities, the Company shall, upon the satisfaction of the conditions set forth in Section
8.04 hereof, be released from its obligations under the covenants contained in Sections 4.03, 4.04, 4.05 and 4.06 hereof with respect to the outstanding Securities of the applicable series, and under any other covenants specified in the supplemental indenture or other terms of the applicable series as covenants to which this Section 8.03 apply, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of the applicable series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that the Securities of the applicable series shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the "outstanding" Securities of the applicable series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 8.04.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

          The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Securities of one or more series:

          In order to exercise either Legal Defeasance or Covenant Defeasance:

     (a) the Company must irrevocably deposit with the Trustee, (or another trustee satisfying the requirements of Section 7.10, who shall agree to comply with the provisions of this Article 8 applicable to it) in trust, for the benefit of the Holders of the Securities of the applicable series, (i) an amount of cash in United States dollars, (ii) non-callable U.S. Government Obligations which, through scheduled payment of principal and interest in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment of principal of, premium, if any, or interest on the Securities of such series, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, interest and premium, if any, on the outstanding Securities of the applicable series on the Stated Maturity or on the applicable redemption date, as the case may be, and any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due, and the Company must specify whether the Securities of the applicable series are being defeased to maturity or to a particular redemption date;

     (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities of the applicable series will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

     (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities of the applicable series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.01(e) or (f) hereof are concerned, at any time in the period ending on the 91st day after the date of deposit (or greater period of time in which any such deposit of trust funds may remain subject to bankruptcy or insolvency laws insofar as those apply to the deposit by the Company);

     (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to Section 8.06 hereof, all money and non-callable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Securities of the applicable series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities of the applicable series.

          Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable U.S. Government Obligations held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance of the applicable series.

SECTION 8.06.  REPAYMENT TO COMPANY.

          Any money and U.S. Government Obligations deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such money and U.S. Government Obligations, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.07.  REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable U.S. Government Obligations deposited pursuant to
Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   Article 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.     WITHOUT CONSENT OF HOLDERS OF SECURITIES.

                  Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder of a Security:

     (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 5 hereof;

     (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

     (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the Holders of the Securities;

     (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.08;

     (f) to make any change that does not adversely affect the rights of any Holder; or

     (g) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the Holders of any series of Securities.

                  Upon the request of the Company accompanied by a copy of a Board Resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.     WITH CONSENT OF HOLDERS OF SECURITIES.


                  Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture, or the Securities of any series may be amended or supplemented, with the consent of the Holders of a majority in principal amount of the Securities then outstanding of all series affected by such supplemental indenture (voting as a single class) (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium or interest on the Securities) or compliance with any provision of this Indenture or the Securities of such series may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding of all series affected by such waiver (voting as a single class) (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for the Securities).

                  Upon the request of the Company accompanied by a copy of a Board Resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Securities of each such series as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02(b) hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

                  It shall not be necessary for the consent of the Holders of Securities under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders of Securities of such series affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

                  However, without the consent of each Holder of Securities affected, an amendment or waiver may not (with respect to any Securities held by a non-consenting Holder):

     (a) reduce the principal amount of the Securities whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the principal of or change the fixed maturity of the principal of, premium, if any, or mandatory sinking fund obligation, if any, with respect to any Securities of any series or alter the provisions with respect to the redemption of the Securities;

     (c) reduce the rate of or change the time for payment of interest, including default interest, on any Security of any series;

     (d) waive a Default or Event of Default in the payment of principal of or interest or premium on the Securities of any series (except a rescission of acceleration of the Securities by the Holders of a majority in aggregate principal amount of the Securities of one or more affected series and a waiver of the payment default that resulted from such acceleration);

     (e) make any Security of any series payable in currency other than that stated in the Securities of such series;

     (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest or premium on the Securities;

     (g) waive a redemption payment with respect to any Security; or

     (h) make any change in Section 6.04 or 6.07 hereof or in the amendment and waiver provisions of Section 9.01 or this Section 9.02.

SECTION 9.03.     COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment or supplement to this Indenture or the Securities shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder of a Security and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Securities, even if notation of the consent is not made on any Securities. However, any such Holder of a Security or subsequent Holder of a Security may revoke the consent as to its Securities if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05.     NOTATION ON OR EXCHANGE OF SECURITIES.


                  The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Securities thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or to issue new Securities shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Company may not sign an amendment or supplemental indenture until its Board of Directors approves it. The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                  Article 10.
                               MEETINGS OF HOLDERS

SECTION 10.01.    PURPOSES FOR WHICH MEETING  MAY BE CALLED.

                  A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article 10 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 10.02.    CALL, NOTICE AND PLACE OF MEETINGS.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in such other place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 11.02, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 10.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

SECTION 10.03.    PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. SECTION 10.04. QUORUM; ACTION.

                  The Persons entitled to vote a majority in principal amount of the outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture (or any Board Resolution or indenture supplemental hereto establishing a series of Securities hereunder) expressly provides may be given by the Holders of more or less than a majority in principal amount of the outstanding Securities of a series, the Persons entitled to vote such percentage in principal amount of the outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 10.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities of such series which shall constitute a quorum.

                  Except as otherwise provided in Section 6.02 or 9.02 (or in any Board Resolution or indenture supplemental hereto establishing a series of Securities hereunder), any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the outstanding Securities of that series; provided, however, that, except as otherwise provided in Section 6.02 or 9.02 (or in any Board Resolution or indenture supplemental hereto establishing a series of Securities hereunder), any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or any supplemental indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of the outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the outstanding Securities of such series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not such Holders were present or represented at the meeting.

SECTION 10.05. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.05 and the appointment of any proxy shall be proved in the manner specified in Section
1.05. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.05 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 10.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote at least a majority in principal amount of the outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $25 principal amount of the outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 10.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote at least a majority in principal amount of the outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 10.06.    COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

     (a) The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 10.02 and, if applicable, Section 10.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 10.07.    ARTICLE SUBJECT TO OTHER PROVISIONS.

                  Each provision of this Article 10 (whether or not expressly so stated) is subject to any other provision of this Indenture (or any Board Resolution or supplemental indenture establishing a series of Securities hereunder) that provides that Securities of different series constitute a single class.

                                   Article 11.
                                  MISCELLANEOUS

SECTION 11.01.    TRUST INDENTURE ACT CONTROLS.

                  This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, by governed by such provisions.

SECTION 11.02.    NOTICES.

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

                  If to the Company:
                           Kulicke and Soffa Industries, Inc.
                           2101 Blair Mill Road
                           Willow Grove, PA  19090
                           Facsimile No.: (215) 784-6258
                           Attention: Clifford G. Sprague

                  If to the Trustee:

                  LaSalle Bank National Association
                  135 S. LaSalle Street
                  18/th/ Floor
                  Chicago, IL 60603

                  The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged or confirmed, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first class mail or by overnight courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 11.03. COMMUNICATION BY HOLDERS OF SECURITIES WITH OTHER HOLDERS OF SECURITIES.


                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 11.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.


                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

     (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

     (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 11.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.


                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

     (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

     (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 11.06.    RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

                  No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

SECTION 11.08.    GOVERNING LAW.

                  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS INDENTURE AND THE SECURITIES.

SECTION 11.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.


                  This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.10.    SUCCESSORS.

                  All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.11.    SEVERABILITY.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.12.    COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Indenture will be effective when each party shall have signed and delivered (including delivery by facsimile transmission), one or more counterparts to the other, but it shall not be necessary for both parties to sign the same counterpart.

SECTION 11.13.    TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                            [Signature Page Follows]

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties have executed this Indenture as of the date first written above.

                                     KULICKE AND SOFFA INDUSTRIES, INC.


                                     By
                                       -----------------------------------------
                                     Name:
                                     Title:




LASALLE BANK NATIONAL ASSOCIATION,
as Trustee

By
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Name:
Title: